Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Matt Jozwiak (717) 327-2657

Fulton Financial Announces Third Quarter 2021 Results

(October 19, 2021) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income available to common shareholders of $73 million, or $0.45 per diluted share, for the third quarter of 2021.

“Fulton achieved strong financial performance during the quarter, including continued record earnings per share,” said E. Philip Wenger, Chairman and CEO of Fulton Financial Corporation. “We were pleased to see areas of loan growth that we haven’t seen in previous quarters. Our core commercial and consumer businesses were solid, asset quality remained stable, and our pipelines are improving. In addition, mortgage banking delivered strong earnings and wealth management grew to record highs in income and assets under management and administration.”

Net Interest Income and Balance Sheet

Net interest income for the third quarter of 2021 was $171 million, $9 million higher than the second quarter of 2021. Net interest margin for the third quarter of 2021 increased 9 basis points, to 2.82%, from 2.73% in the second quarter of 2021. The increases in net interest income and net interest margin in comparison to the second quarter of 2021, were primarily due to higher fee income recognized related to the Paycheck Protection Program ("PPP") loans, which was $18 million in the third quarter of 2021 compared to $12 million for the second quarter of 2021, as well as lower rates on deposits and solid earning asset growth.
Total average interest-earning assets for the third quarter of 2021 were $25 billion, an increase of $291 million from the second quarter of 2021, driven by growth in the residential mortgage loan portfolio, investment securities and other interest-earning assets, partially offset by a decline in PPP loans. Average Net Loans(1), which include loans originated under the PPP, were $18.4 billion, a decrease of $492 million compared to the second quarter of 2021. Average PPP loans were $0.9 billion for the third quarter of 2021 compared to $1.5 billion for the second quarter of 2021. Third quarter loan balances were impacted by $526 million of PPP loans forgiven in the third quarter of 2021.

Average loans and yields, by type, for the third quarter of 2021 in comparison to the second quarter of 2021 are summarized in the following table:
(1)Loans and lease receivables, (net of unearned income)

	Three months ended
	September 30, 2021		June 30, 2021		Growth
	Balance	Yield (1)	Balance	Yield (1)	$	%
	(dollars in thousands)
Average Net Loans by type:
Real estate - commercial mortgage	$7,134,177	3.11%	$7,177,622	3.16%	$(43,445)	(0.6)%
Commercial and industrial(2)	4,729,385	2.79%	5,445,160	2.58%	(715,775)	(13.1)%
Real estate - residential mortgage	3,642,822	3.39%	3,396,690	3.39%	246,132	7.2%
Real estate - home equity	1,128,076	3.68%	1,139,558	3.71%	(11,482)	(1.0)%
Real estate - construction	1,085,846	3.13%	1,054,469	3.05%	31,377	3.0%
Consumer	452,844	4.00%	451,486	3.89%	1,358	0.3%
Equipment lease financing	247,776	3.88%	256,248	3.74%	(8,472)	(3.3)%
Other(3)	(6,773)	N/A	(14,677)	N/A	7,904	53.9%
Total Average Net Loans	$18,414,153	3.53%	$18,906,556	3.32%	$(492,403)	(2.6)%

(1) Presented on a fully-taxable equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances.
(2) Includes average PPP loans of $0.9 billion and $1.5 billion for the three months ended September 30, 2021 and June 30, 2021, respectively.
(3) Consists of overdrafts and net origination fees and costs.

Total average liabilities increased $370 million, to $23.7 billion, in the third quarter of 2021 compared to the second quarter of 2021 driven by increases in average deposits, partially offset by a decrease in short-term borrowings. Average deposits and interest rates, by type, for the third quarter of 2021 in comparison to the second quarter of 2021 are summarized in the following table:

	Three months ended
	September 30, 2021		June 30, 2021		Growth
	Balance	Rate	Balance	Rate	$	%
	(dollars in thousands)
Average Deposits, by type:
Noninterest-bearing demand	$7,439,644	—	$7,203,696	—	$235,948	3.3%
Interest-bearing demand	6,168,908	0.05%	5,979,855	0.06%	189,053	3.2%
Savings	6,392,537	0.07%	6,280,629	0.09%	111,908	1.8%
Total average demand and savings	20,001,089	0.04%	19,464,180	0.05%	536,909	2.8%
Brokered	270,168	0.34%	297,815	0.34%	(27,647)	(9.3)%
Time	1,852,223	0.95%	2,003,606	1.09%	(151,383)	(7.6)%
Total Average Deposits	$22,123,480	0.12%	$21,765,601	0.15%	$357,879	1.6%

Asset Quality

In the third quarter of 2021, a negative provision for credit losses of $600 thousand was recognized, as compared to a negative provision for credit losses of $3.5 million recognized in the second quarter of 2021. A $7.1 million provision for credit losses was recognized in the third quarter of 2020. The negative provision for credit losses for the third quarter of 2021 was impacted by a decrease in the allowance for credit losses determined to be necessary as of the end of the third quarter of 2021, due to improvements in the economic conditions, partially offset by an increase in specific allocations within the allowance for credit losses for loans evaluated individually.
The $7.1 million provision for credit losses in the third quarter of 2020 reflected expected credit losses based on economic conditions as of the end of the third quarter of 2020, and the assessment of the estimated impacts of the COVID-19 pandemic at that time.
Non-performing assets were $152 million, or 0.58% of total assets, at September 30, 2021, compared to $157 million, or 0.60% of total assets, and $147 million, or 0.57% of total assets, at June 30, 2021 and September 30, 2020, respectively.
Annualized net charge-offs (recoveries) for the quarter ended September 30, 2021, were (0.05)% of total average loans, compared to 0.15% and (0.05)% for the quarters ended June 30, 2021 and September 30, 2020, respectively.

Non-interest Income

Non-interest income in the third quarter of 2021, excluding investment securities gains, was $63 million, an increase of $11 million, or 21%, from the second quarter of 2021, primarily resulting from increases of $6.7 million in mortgage banking income, $2.6 million in other income, and $0.9 million in wealth management income. The increase in mortgage banking income was primarily due to a $3.5 million decrease to the valuation allowance for mortgage servicing rights in the third quarter of 2021, compared to an increase of $2.2 million to the valuation allowance in the second quarter of 2021. The increase in other income was primarily due to $2.1 million of income from equity method investments.
Compared to the third quarter of 2020, non-interest income, excluding investment securities gains, in the third quarter of 2021, decreased $0.7 million, or 1%, from $63 million, primarily resulting from a $7.3 million decrease in mortgage banking income primarily due to lower loan sales, and a $2.6 million decrease in capital markets income. These decreases were partially offset by a $3.6 million increase in wealth management income and a $1.4 million increase in consumer banking income.

Non-interest Expense

Non-interest expense was $145 million in the third quarter of 2021, an increase of $3.8 million, or 3%, compared to the second quarter of 2021. The increase is due to an increase of $4.3 million in salaries and benefits during the third quarter of 2021, as compared to the second quarter of 2021.
Compared to the third quarter of 2020, non-interest expense increased $5.5 million, or 4%, in the third quarter of 2021, due to an increase of $3.5 million in salaries and employee benefits and $2.1 million in data processing and software.

Income Tax Expense

The effective income tax rate was 16% for both the third and second quarters of 2021 as compared to 13% for third quarter of 2020. The increase was a result of higher income before income taxes, while net favorable permanent differences were relatively the same compared to the third quarter of 2020.

Additional information on Fulton is available on the Internet at www.fult.com.

Safe Harbor Statement

This news release may contain forward-looking statements with respect to the
Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.
Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain non-GAAP financial measures in this earnings release. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2021	2021	2021	2020	2020
Ending Balances
Investments	$4,000,760	$3,921,658	$3,612,010	$3,340,424	$3,097,721
Net Loans	18,269,407	18,586,756	18,990,986	18,900,820	19,028,621
Total assets	26,390,832	26,079,774	25,892,990	25,906,733	25,543,281
Deposits	22,074,041	21,724,312	21,633,838	20,839,207	20,730,051
Shareholders' equity	2,699,818	2,692,958	2,629,655	2,616,828	2,390,261

Average Balances
Investments	$3,914,627	$3,670,333	$3,448,166	$3,221,289	$2,977,672
Net Loans	18,414,153	18,906,556	18,980,586	18,994,514	18,880,519
Total assets	26,440,876	26,017,542	26,082,816	25,749,405	25,169,508
Deposits	22,123,480	21,765,601	21,117,024	20,791,522	20,388,447
Shareholders' equity	2,722,833	2,669,413	2,637,098	2,544,866	2,374,091

Income Statement
Net interest income	$171,270	$162,399	$164,448	$161,591	$154,116
Provision for credit losses	(600)	(3,500)	(5,500)	6,240	7,080
Non-interest income	62,577	51,890	95,397	55,574	63,249
Non-interest expense	144,596	140,831	178,384	154,737	139,145
Income before taxes	89,851	76,958	86,961	56,187	71,140
Net income available to common shareholders	73,021	62,402	70,472	48,690	61,611
Pre-provision net revenue(1)	90,947	75,575	81,795	64,092	80,044

Per Share
Net income available to common shareholders (basic)	$0.45	$0.38	$0.43	$0.30	$0.38
Net income available to common shareholders (diluted)	$0.45	$0.38	$0.43	$0.30	$0.38
Cash dividends	$0.14	$0.14	$0.14	$0.17	$0.13
Common shareholders' equity	$15.53	$15.34	$14.99	$14.93	$14.74
Common shareholders' equity (tangible)(1)	$12.21	$12.05	$11.69	$11.62	$11.44
Weighted average shares (basic)	162,506	162,785	162,441	162,242	162,061
Weighted average shares (diluted)	163,456	163,858	163,737	163,071	162,579

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2021	2021	2021	2020	2020
Asset Quality
Net charge-offs (recoveries) to average loans (annualized)	(0.05)%	0.15%	0.13%	(0.07)%	(0.05)%
Non-performing loans to total loans	0.82%	0.83%	0.80%	0.78%	0.75%
Non-performing assets to total assets	0.58%	0.60%	0.60%	0.58%	0.57%
ACL - loans(2) to total loans	1.41%	1.37%	1.40%	1.47%	1.40%
ACL - loans(2) to non-performing loans	171%	166%	174%	189%	188%

Asset Quality, excluding PPP(1)(3)
Net charge-offs (recoveries) to adjusted average loans (annualized)	(0.05)%	0.16%	0.14%	(0.08)%	(0.06)%
Non-performing loans to total adjusted loans	0.85%	0.88%	0.88%	0.85%	0.83%
ACL - loans(2) to total adjusted loans	1.45%	1.46%	1.54%	1.60%	1.56%

Profitability
Return on average assets	1.13%	1.00%	1.14%	0.79%	0.97%
Return on average common shareholders' equity	10.64%	9.38%	10.84%	7.61%	10.32%
Return on average common shareholders' equity (tangible)(1)	14.56%	12.93%	15.00%	10.32%	13.35%
Net interest margin	2.82%	2.73%	2.79%	2.75%	2.70%
Efficiency ratio(1)	60.3%	63.8%	63.0%	62.5%	62.3%
Non-interest expenses to total average assets(1)	2.14%	2.14%	2.25%	2.13%	2.16%

Capital Ratios
Tangible common equity ratio(1)	7.6%	7.7%	7.5%	7.4%	7.4%
Tier 1 leverage ratio(4)	8.4%	8.5%	8.3%	8.2%	7.5%
Common equity Tier 1 capital ratio(4)	10.1%	10.0%	9.8%	9.5%	9.6%
Tier 1 risk-based capital ratio(4)	11.1%	11.0%	10.8%	10.5%	9.6%
Total risk-based capital ratio(4)	14.5%	14.5%	14.2%	14.4%	13.8%

(1) Non-GAAP financial measure. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this document.
(2) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Net Loans" and does not include the ACL related to off-balance-sheet ("OBS") credit exposures.
(3) Asset quality information excluding Paycheck Protection Program ("PPP") loans. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this document.
(4) Regulatory capital ratios as of September 30, 2021 are preliminary and prior periods are actual.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2021	2021	2021	2020	2020	2021	2020
ASSETS
Cash and due from banks	$260,564	$143,002	$102,570	$120,462	$139,304	82.2%	87.0%
Other interest-earning assets	2,271,738	1,823,688	1,625,515	1,819,499	1,489,550	24.6%	52.5%
Loans held for sale	43,123	41,924	34,092	83,886	93,621	2.9%	(53.9)%
Investment securities	4,000,760	3,921,658	3,612,010	3,340,424	3,097,721	2.0%	29.2%
Net Loans	18,269,407	18,586,756	18,990,986	18,900,820	19,028,621	(1.7)%	(4.0)%
Less: ACL - loans(1)	(256,727)	(255,032)	(265,986)	(277,567)	(266,825)	0.7%	(3.8)%
Loans, net	18,012,680	18,331,724	18,725,000	18,623,253	18,761,796	(1.7)%	(4.0)%
Net, premises and equipment	228,179	228,353	229,035	231,480	236,943	(0.1)%	(3.7)%
Accrued interest receivable	57,902	63,232	65,649	72,942	70,766	(8.4)%	(18.2)%
Goodwill and intangible assets	536,697	536,847	536,544	536,659	534,907	—%	0.3%
Other assets	979,189	989,346	962,575	1,078,128	1,118,673	(1.0)%	(12.5)%
Total Assets	$26,390,832	$26,079,774	$25,892,990	$25,906,733	$25,543,281	1.2%	3.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$22,074,041	$21,724,312	$21,633,838	$20,839,207	$20,730,051	1.6%	6.5%
Short-term borrowings	468,967	533,749	520,989	630,066	611,727	(12.1)%	(23.3)%
Other liabilities	520,620	501,542	482,101	524,369	515,230	3.8%	1.0%
Long-term borrowings	627,386	627,213	626,407	1,296,263	1,296,012	—%	(51.6)%
Total Liabilities	23,691,014	23,386,816	23,263,335	23,289,905	23,153,020	1.3%	2.3%
Shareholders' equity	2,699,818	2,692,958	2,629,655	2,616,828	2,390,261	0.3%	13.0%
Total Liabilities and Shareholders' Equity	$26,390,832	$26,079,774	$25,892,990	$25,906,733	$25,543,281	1.2%	3.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$7,145,115	$7,152,932	$7,142,137	$7,105,092	$7,046,330	(0.1)%	1.4%
Commercial and industrial	3,863,154	3,870,462	3,986,858	4,088,561	4,007,278	(0.2)%	(3.6)%
Real estate - residential mortgage	3,719,684	3,555,897	3,254,058	3,141,915	3,061,835	4.6%	21.5%
Real estate - home equity	1,126,628	1,136,128	1,149,958	1,202,913	1,222,709	(0.8)%	(7.9)%
Real estate - construction	1,111,487	1,070,755	1,083,494	1,047,218	1,007,534	3.8%	10.3%
Consumer	458,595	448,433	451,857	466,772	469,551	2.3%	(2.3)%
Equipment lease financing	242,967	252,158	260,907	279,118	280,286	(3.6)%	(13.3)%
Other(2)	11,330	(14,410)	(26,677)	(12,481)	(27,067)	N/M	N/M
Net Loans before PPP	17,678,960	17,472,355	17,302,592	17,319,108	17,068,456	1.2%	3.6%
PPP	590,447	1,114,401	1,688,394	1,581,712	1,960,165	(47.0)%	(69.9)%
Total Net Loans	$18,269,407	$18,586,756	$18,990,986	$18,900,820	$19,028,621	(1.7)%	(4.0)%
Deposits, by type:
Noninterest-bearing demand	$7,434,155	$7,442,132	$7,046,116	$6,531,002	$6,378,077	(0.1)%	16.6%
Interest-bearing demand	6,187,096	5,795,404	5,959,909	5,818,564	5,813,935	6.8%	6.4%
Savings	6,401,619	6,276,554	6,244,513	5,929,792	5,805,431	2.0%	10.3%
Total demand and savings	20,022,870	19,514,090	19,250,538	18,279,358	17,997,443	2.6%	11.3%
Brokered	262,617	277,444	309,873	335,185	317,588	(5.3)%	(17.3)%
Time	1,788,554	1,932,778	2,073,427	2,224,664	2,415,020	(7.5)%	(25.9)%
Total Deposits	$22,074,041	$21,724,312	$21,633,838	$20,839,207	$20,730,051	1.6%	6.5%
Short-term borrowings, by type:
Customer funding	$468,967	$533,749	$520,989	$630,066	$611,727	(12.1)%	(23.3)%
Total Short-term Borrowings	$468,967	$533,749	$520,989	$630,066	$611,727	(12.1)%	(23.3)%

(1) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.
(2) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2021	2021	2021	2020	2020	2021	2020	2021	2020	% Change
Interest Income:
Interest income	$184,079	$176,673	$184,936	$183,645	$179,159	4.2%	2.7%	$545,688	$559,233	(2.4)%
Interest expense	12,809	14,274	20,488	22,054	25,043	(10.3)%	(48.9)%	47,570	91,617	(48.1)%
Net Interest Income	171,270	162,399	164,448	161,591	154,116	5.5%	11.1%	498,118	467,616	6.5%
Provision for credit losses	(600)	(3,500)	(5,500)	6,240	7,080	82.9%	(108.5)%	(9,600)	70,680	(113.6)%
Net Interest Income after Provision	171,870	165,899	169,948	155,351	147,036	3.6%	16.9%	507,718	396,936	27.9%
Non-Interest Income:
Commercial banking:
Merchant and card	6,979	6,786	5,768	5,953	6,237	2.8%	11.9%	19,533	17,187	13.6%
Cash management	5,285	5,341	4,921	4,737	4,742	(1.0)%	11.5%	15,547	13,987	11.2%
Capital markets	2,063	1,536	2,800	3,513	4,696	34.3%	(56.1)%	6,399	14,775	(56.7)%
Other commercial banking	2,411	3,466	2,853	2,606	2,636	(30.4)%	(8.5)%	8,730	7,528	16.0%
Total commercial banking	16,738	17,129	16,342	16,809	18,311	(2.3)%	(8.6)%	50,209	53,477	(6.1)%
Consumer banking:
Card	5,941	5,733	5,878	5,123	5,002	3.6%	18.8%	17,552	14,653	19.8%
Overdraft	3,474	2,750	2,724	3,376	3,015	26.3%	15.2%	8,948	9,180	(2.5)%
Other consumer banking	2,386	2,377	2,152	2,298	2,406	0.4%	(0.8)%	6,915	6,967	(0.7)%
Total consumer banking	11,801	10,860	10,754	10,797	10,423	8.7%	13.2%	33,415	30,800	8.5%
Wealth management	18,532	17,634	17,347	15,653	14,943	5.1%	24.0%	53,513	43,405	23.3%
Mortgage banking	9,535	2,838	13,960	9,311	16,801	N/M	(43.2)%	26,333	32,998	(20.2)%
Other	5,971	3,393	3,519	3,004	2,769	76.0%	115.6%	12,883	10,080	27.8%
Non-interest income before investment securities gains	62,577	51,854	61,922	55,574	63,247	20.7%	(1.1)%	176,353	170,761	3.3%
Investment securities gains, net	—	36	33,475	—	2	(100.0)%	(100.0)%	33,511	3,053	N/M
Total Non-Interest Income	62,577	51,890	95,397	55,574	63,249	20.6%	(1.1)%	209,864	173,814	20.7%
Non-Interest Expense:
Salaries and employee benefits	82,679	78,367	82,586	83,929	79,227	5.5%	4.4%	243,632	240,467	1.3%
Data processing and software	14,335	13,932	13,561	11,951	12,285	2.9%	16.7%	41,828	36,123	15.8%
Net occupancy	12,957	12,494	13,982	13,161	13,221	3.7%	(2.0)%	39,433	39,851	(1.0)%
Other outside services	7,889	8,178	8,490	8,334	7,617	(3.5)%	3.6%	24,557	23,098	6.3%
Equipment	3,416	3,424	3,428	3,563	3,711	(0.2)%	(7.9)%	10,268	10,322	(0.5)%
Professional fees	2,271	2,651	2,779	2,424	2,879	(14.3)%	(21.1)%	7,701	10,412	(26.0)%
FDIC insurance	2,727	2,282	2,624	2,346	1,578	19.5%	72.8%	7,633	6,519	17.1%
Amortization of tax credit investments	1,546	1,563	1,531	1,532	1,694	(1.1)%	(8.7)%	4,640	4,594	1.0%
Marketing	1,448	1,348	1,002	1,098	1,147	7.4%	26.2%	3,798	4,029	(5.7)%
Intangible amortization	150	178	115	132	132	(15.7)%	13.6%	443	397	11.6%
Debt extinguishment	—	412	32,163	—	—	(100.0)%	(100.0)%	32,575	2,878	N/M
Other	15,178	16,002	16,123	26,268	15,654	(5.1)%	(3.0)%	47,303	46,014	2.8%
Total Non-Interest Expense	144,596	140,831	178,384	154,737	139,145	2.7%	3.9%	463,811	424,705	9.2%
Income Before Income Taxes	89,851	76,958	86,961	56,187	71,140	16.8%	26.3%	253,771	146,045	73.8%
Income tax expense	14,268	11,994	13,898	5,362	9,529	19.0%	49.7%	40,160	18,832	113.3%
Net Income	75,583	64,964	73,063	50,825	61,611	16.3%	22.7%	213,611	127,213	67.9%
Preferred stock dividends	(2,562)	(2,562)	(2,591)	(2,135)	—	—%	N/M	(7,715)	—	N/M
Net Income Available to Common Shareholders	$73,021	$62,402	$70,472	$48,690	$61,611	17.0%	18.5%	$205,896	$127,213	61.9%

PER SHARE:
Net income available to common shareholders:
Basic	$0.45	$0.38	$0.43	$0.30	$0.38	18.4%	18.4%	$1.27	$0.78	62.8%
Diluted	0.45	0.38	0.43	0.30	0.38	18.4%	18.4%	1.26	0.78	61.5%
Cash dividends	0.14	0.14	0.14	0.17	0.13	—%	7.7%	0.42	0.39	7.7%

Weighted average shares (basic)	162,506	162,785	162,441	162,242	162,061	(0.2)%	0.3%	162,577	162,416	0.1%
Weighted average shares (diluted)	163,456	163,858	163,737	163,071	162,579	(0.2)%	0.5%	163,634	163,083	0.3%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	September 30, 2021			June 30, 2021			September 30, 2020
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net Loans	$18,414,153	$163,343	3.53%	$18,906,556	$156,525	3.32%	$18,880,519	$160,344	3.38%
Taxable investment securities	2,785,828	13,757	1.80%	2,630,090	13,898	1.93%	2,011,893	13,150	2.61%
Tax-exempt investment securities	1,035,685	7,906	3.05%	961,141	7,494	3.11%	861,764	6,899	3.19%
Total Investment Securities	3,821,513	21,663	2.27%	3,591,231	21,392	2.38%	2,873,657	20,049	2.79%
Loans held for sale	36,427	299	3.28%	31,948	199	2.49%	79,999	728	3.64%
Other interest-earning assets	2,301,326	1,888	0.18%	1,752,549	1,575	0.16%	1,387,327	1,028	0.30%
Total Interest-earning Assets	24,573,419	187,193	3.03%	24,282,284	179,691	2.97%	23,221,502	182,149	3.13%

Noninterest-earning assets:
Cash and due from banks	200,315			129,927			138,567
Premises and equipment	228,861			229,047			239,183
Other assets	1,695,767			1,643,410			1,835,190
Less: ACL - loans(2)	(257,486)			(267,126)			(264,934)
Total Assets	$26,440,876			$26,017,542			$25,169,508

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$6,168,908	$814	0.05%	$5,979,855	$932	0.06%	$5,591,548	$1,913	0.14%
Savings deposits	6,392,537	1,054	0.07%	6,280,629	1,363	0.09%	5,716,050	2,347	0.16%
Brokered deposits	270,168	229	0.34%	297,815	253	0.34%	314,721	440	0.56%
Time deposits	1,852,223	4,428	0.95%	2,003,606	5,434	1.09%	2,495,445	9,931	1.58%
Total Interest-bearing Deposits	14,683,836	6,525	0.18%	14,561,905	7,982	0.22%	14,117,764	14,631	0.41%

Short-term borrowings	494,811	131	0.11%	514,025	137	0.11%	613,127	370	0.24%
Long-term borrowings	627,300	6,153	3.92%	626,795	6,155	3.93%	1,295,515	10,042	3.10%
Total Interest-bearing Liabilities	15,805,947	12,809	0.32%	15,702,725	14,274	0.36%	16,026,406	25,043	0.62%

Noninterest-bearing liabilities:
Demand deposits	7,439,644			7,203,696			6,270,683
Other	472,452			441,708			498,328
Total Liabilities	23,718,043			23,348,129			22,795,417
Total Deposits/Cost of Deposits	22,123,480		0.12%	21,765,601		0.15%	20,388,447		0.29%
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	23,245,591		0.22%	22,906,421		0.25%	22,297,089		0.45%

Shareholders' equity	2,722,833			2,669,413			2,374,091
Total Liabilities and Shareholders' Equity	$26,440,876			$26,017,542			$25,169,508

Net interest income/net interest margin (fully taxable equivalent)		174,384	2.82%		165,417	2.73%		157,106	2.70%
Tax equivalent adjustment		(3,114)			(3,018)			(2,990)
Net interest income		$171,270			$162,399			$154,116

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands
	Three months ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2021	2021	2021	2020	2020	2021	2020
Loans, by type:
Real estate - commercial mortgage	$7,134,177	$7,177,622	$7,128,997	$7,101,363	$6,986,528	(0.6)%	2.1%
Commercial and industrial	3,878,767	3,920,771	4,033,367	4,024,879	4,030,750	(1.1)%	(3.8)%
Real estate - residential mortgage	3,642,822	3,396,690	3,183,585	3,087,529	2,975,516	7.2%	22.4%
Real estate - home equity	1,128,076	1,139,558	1,175,218	1,212,113	1,237,602	(1.0)%	(8.8)%
Real estate - construction	1,085,846	1,054,469	1,054,718	1,009,284	981,589	3.0%	10.6%
Consumer	452,844	451,486	459,038	468,678	464,851	0.3%	(2.6)%
Equipment lease financing	247,776	256,248	266,405	279,059	279,217	(3.3)%	(11.3)%
Other(1)	(6,773)	(14,677)	(9,455)	(18,817)	(28,656)	53.9%	76.4%
Net Loans before PPP	17,563,535	17,382,167	17,291,873	17,164,088	16,927,397	1.0%	3.8%
PPP	850,618	1,524,389	1,688,713	1,830,426	1,953,122	(44.2)%	(56.4)%
Total Net Loans	$18,414,153	$18,906,556	$18,980,586	$18,994,514	$18,880,519	(2.6)%	(2.5)%

Deposits, by type:
Noninterest-bearing demand	$7,439,644	$7,203,696	$6,672,832	$6,477,228	$6,270,683	3.3%	18.6%
Interest-bearing demand	6,168,908	5,979,855	5,832,174	5,762,150	5,591,548	3.2%	10.3%
Savings	6,392,537	6,280,629	6,137,084	5,905,137	5,716,050	1.8%	11.8%
Total demand and savings	20,001,089	19,464,180	18,642,090	18,144,515	17,578,281	2.8%	13.8%
Brokered	270,168	297,815	324,364	340,451	314,721	(9.3)%	(14.2)%
Time	1,852,223	2,003,606	2,150,570	2,306,556	2,495,445	(7.6)%	(25.8)%
Total Deposits	$22,123,480	$21,765,601	$21,117,024	$20,791,522	$20,388,447	1.6%	8.5%

Short-term borrowings, by type:
Customer funding	$494,811	$514,025	$570,775	$622,623	$613,127	(3.7)%	(19.3)%
Total Short-term borrowings	$494,811	$514,025	$570,775	$622,623	$613,127	(3.7)%	(19.3)%

(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine months ended September 30
	2021			2020
	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net Loans	$18,765,024	$485,330	3.46%	$18,027,253	$498,455	3.69%
Taxable investment securities	2,619,411	41,345	1.93%	2,165,180	44,615	2.75%
Tax-exempt investment securities	969,946	22,557	3.10%	804,484	19,596	3.24%
Total Investment Securities	3,589,357	63,902	2.37%	2,969,664	64,211	2.88%
Loans held for sale	40,551	969	3.19%	54,355	1,557	3.82%
Other interest-earning assets	1,986,161	4,599	0.18%	936,819	4,325	0.62%
Total Interest-earning Assets	24,381,093	554,799	3.04%	21,988,091	568,548	3.45%

Noninterest-earning assets:
Cash and due from banks	150,435			143,496
Premises and equipment	229,513			239,739
Other assets	1,689,094			1,729,351
Less: ACL - loans(2)	(268,412)			(242,300)
Total Assets	$26,181,723			$23,858,377

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,994,878	$2,905	0.06%	$5,116,696	$9,933	0.26%
Savings deposits	6,271,019	3,944	0.08%	5,431,071	12,788	0.31%
Brokered deposits	297,250	876	0.39%	300,795	1,935	0.86%
Time deposits	2,001,043	16,383	1.09%	2,626,802	33,533	1.71%
Total Interest-bearing Deposits	14,564,190	24,108	0.22%	13,475,364	58,189	0.58%

Short-term borrowings	526,259	456	0.12%	873,694	4,960	0.76%
Long-term borrowings	839,396	23,006	3.66%	1,240,253	28,468	3.06%
Total Interest-bearing Liabilities	15,929,845	47,570	0.40%	15,589,311	91,617	0.78%

Noninterest-bearing liabilities:
Demand deposits	7,108,199			5,458,807
Other	466,917			470,055
Total Liabilities	23,504,961			21,518,173
Total Deposits/Cost of Deposits	21,672,389		0.15%	18,934,171		0.41%
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	23,038,044		0.28%	21,048,118		0.58%

Shareholders' equity	2,676,762			2,340,204
Total Liabilities and Shareholders' Equity	$26,181,723			$23,858,377

Net interest income/net interest margin (fully taxable equivalent)		507,229	2.78%		476,931	2.90%
Tax equivalent adjustment		(9,111)			(9,315)
Net interest income		$498,118			$467,616

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Nine months ended September 30
	2021	2020	% Change
Loans, by type:
Real estate - commercial mortgage	$7,146,951	$6,870,148	4.0%
Commercial and industrial	3,943,736	4,308,559	(8.5)%
Real estate - residential mortgage	3,409,381	2,805,694	21.5%
Real estate - home equity	1,147,444	1,269,525	(9.6)%
Real estate - construction	1,065,125	950,845	12.0%
Consumer	454,434	465,661	(2.4)%
Equipment lease financing	256,741	282,800	(9.2)%
Other(1)	(10,292)	121	N/M
Net Loans before PPP	17,413,520	16,953,353	2.7%
PPP	1,351,504	1,073,900	25.9%
Total Net Loans	$18,765,024	$18,027,253	4.1%

Deposits, by type:
Noninterest-bearing demand	$7,108,199	$5,458,807	30.2%
Interest-bearing demand	5,994,878	5,116,696	17.2%
Savings	6,271,019	5,431,071	15.5%
Total demand and savings	19,374,096	16,006,574	21.0%
Brokered	297,250	300,795	(1.2)%
Time	2,001,043	2,626,802	(23.8)%
Total Deposits	$21,672,389	$18,934,171	14.5%

Short-term borrowings, by type:
Customer funding	526,259	529,667	(0.6)%
Federal funds purchased	—	86,715	N/M
Short-term FHLB advances and other borrowings	—	257,312	N/M
Total Short-term Borrowings	$526,259	$873,694	(39.8)%

N/M - Not meaningful
(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended					Nine months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2021	2021	2021	2020	2020	2021	2020
Allowance for credit losses related to Net Loans:
Balance at beginning of period	$255,032	$265,986	$277,567	$266,825	$256,537	$277,567	$163,620

Impact of adopting CECL	—	—	—	—	—	—	45,724

Loans charged off:
Commercial and industrial	(647)	(954)	(4,319)	(1,567)	(2,969)	(5,920)	(17,348)
Real estate - commercial mortgage	(14)	(6,506)	(1,837)	(300)	(746)	(8,357)	(3,925)
Consumer and home equity	(504)	(1,130)	(847)	(668)	(1,093)	(2,481)	(3,925)
Real estate - residential mortgage	(602)	(496)	(192)	—	(198)	(1,290)	(620)
Real estate - construction	—	—	(39)	—	—	(39)	(17)
Equipment lease financing and other	(467)	(436)	(968)	(483)	(483)	(1,871)	(1,704)
Total loans charged off	(2,234)	(9,522)	(8,202)	(3,018)	(5,489)	(19,958)	(27,539)
Recoveries of loans previously charged off:
Commercial and industrial	2,330	693	769	4,581	2,103	3,792	6,815
Real estate - commercial mortgage	564	729	174	588	100	1,467	439
Consumer and home equity	504	634	440	594	491	1,578	1,786
Real estate - residential mortgage	86	105	95	199	95	286	292
Real estate - construction	697	254	384	179	4,873	1,335	4,943
Equipment lease financing and other	358	153	159	219	185	670	385
Recoveries of loans previously charged off	4,539	2,568	2,021	6,360	7,847	9,128	14,660
Net loans recovered (charged off)	2,305	(6,954)	(6,181)	3,342	2,358	(10,830)	(12,879)
Provision for credit losses	(610)	(4,000)	(5,400)	7,400	7,930	(10,010)	70,360
Balance at end of period	$256,727	$255,032	$265,986	$277,567	$266,825	$256,727	$266,825
Net charge-offs (recoveries) to average loans (annualized)	(0.05)%	0.15%	0.13%	(0.07)%	(0.05)%	0.08%	0.10%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$14,773	$14,273	$14,373	$15,533	$16,383
Provision for credit losses	10	500	(100)	(1,160)	(850)
Balance at end of period	$14,783	$14,773	$14,273	$14,373	$15,533

NON-PERFORMING ASSETS:
Non-accrual loans	$138,833	$147,864	$143,889	$137,198	$128,321
Loans 90 days past due and accruing	11,389	5,865	8,559	9,929	13,761
Total non-performing loans	150,222	153,729	152,448	147,127	142,082
Other real estate owned	1,896	2,779	3,664	4,178	4,565
Total non-performing assets	$152,118	$156,508	$156,112	$151,305	$146,647

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$32,697	$33,522	$31,871	$32,610	$37,224
Real estate - commercial mortgage	52,100	53,693	54,164	52,647	43,426
Real estate - residential mortgage	37,077	38,185	36,152	30,793	28,287
Consumer and home equity	11,509	11,408	13,072	13,090	12,292
Real estate - construction	965	1,016	1,440	1,550	4,051
Equipment lease financing and other	15,874	15,905	15,749	16,437	16,802
Total non-performing loans	$150,222	$153,729	$152,448	$147,127	$142,082

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2021	2021	2021	2020	2020
Common shareholders' equity (tangible), per share
Shareholders' equity	$2,699,818	$2,692,958	$2,629,655	$2,616,828	$2,390,261
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	—
Less: Goodwill and intangible assets	(536,697)	(536,847)	(536,544)	(536,659)	(534,907)
Tangible common shareholders' equity (numerator)	$1,970,243	$1,963,233	$1,900,233	$1,887,291	$1,855,354

Shares outstanding, end of period (denominator)	161,429	162,988	162,518	162,350	162,134

Common shareholders' equity (tangible), per share	$12.21	$12.05	$11.69	$11.62	$11.44

Return on average common shareholders' equity (tangible)
Net income available to common shareholders	$73,021	$62,402	$70,472	$48,690	$61,611
Plus: Intangible amortization, net of tax	118	140	90	104	103
(Numerator)	$73,139	$62,542	$70,562	$48,794	$61,714

Average shareholders' equity	$2,722,833	$2,669,413	$2,637,098	$2,544,866	$2,374,091
Less: Average preferred stock	(192,878)	(192,878)	(192,878)	(127,639)	—
Less: Average goodwill and intangible assets	(536,772)	(536,470)	(536,601)	(535,474)	(534,971)
Average tangible common shareholders' equity (denominator)	$1,993,183	$1,940,065	$1,907,619	$1,881,753	$1,839,120

Return on average common shareholders' equity (tangible), annualized	14.56%	12.93%	15.00%	10.32%	13.35%

Tangible common equity to tangible assets (TCE Ratio)
Shareholders' equity	$2,699,818	$2,692,958	$2,629,655	$2,616,828	$2,390,261
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	—
Less: Goodwill and intangible assets	(536,697)	(536,847)	(536,544)	(536,659)	(534,907)
Tangible common shareholders' equity (numerator)	$1,970,243	$1,963,233	$1,900,233	$1,887,291	$1,855,354

Total assets	$26,390,832	$26,079,774	$25,892,990	$25,906,733	$25,543,281
Less: Goodwill and intangible assets	(536,697)	(536,847)	(536,544)	(536,659)	(534,907)
Total tangible assets (denominator)	$25,854,135	$25,542,927	$25,356,446	$25,370,074	$25,008,374

Tangible common equity to tangible assets	7.62%	7.69%	7.49%	7.44%	7.42%

Efficiency ratio
Non-interest expense	$144,596	$140,831	$178,384	$154,737	$139,145
Less: Amortization of tax credit investments	(1,546)	(1,563)	(1,531)	(1,532)	(1,694)
Less: Intangible amortization	(150)	(178)	(115)	(132)	(132)
Less: 2020 cost savings initiatives	—	—	—	(15,400)	(800)
Less: Debt extinguishment costs	—	(412)	(32,163)	—	—
Non-interest expense (numerator)	$142,900	$138,678	$144,575	$137,673	$136,519

Net interest income	$171,270	$162,399	$164,449	$161,591	$154,116
Tax equivalent adjustment	3,114	3,018	2,979	2,987	2,990
Plus: Total Non-interest income	62,577	51,890	95,397	55,574	63,249
Less: Investment securities gains, net	—	(36)	(33,475)	—	(2)
Total revenue (denominator)	$236,961	$217,271	$229,350	$220,152	$220,353

Efficiency ratio	60.3%	63.8%	63.0%	62.5%	62.0%

	Three months ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2021	2021	2021	2020	2020

Non-interest expenses to total average assets (annualized)
Non-interest expense	$144,596	$140,831	$178,384	$154,737	$139,145
Less: Amortization of tax credit investments	(1,546)	(1,563)	(1,531)	(1,532)	(1,694)
Less: Intangible amortization	(150)	(178)	(115)	(132)	(132)
Less: 2020 cost savings initiatives	—	—	—	(15,400)	(800)
Less: Debt extinguishment costs	—	(412)	(32,163)	—	—
Non-interest expense (numerator)	$142,900	$138,678	$144,575	$137,673	$136,519

Total average assets (denominator)	$26,440,876	$26,017,542	$26,082,816	$25,749,405	$25,169,508

Non-interest expenses to total average assets, (annualized)	2.14%	2.14%	2.25%	2.13%	2.16%

Asset Quality, excluding PPP
Net loans recovered (charged-off) (numerator)	$2,305	$(6,954)	$(6,181)	$3,342	$2,358

Average Net Loans	$18,414,153	$18,906,556	$18,980,586	$18,994,514	$18,880,519
Less: Average PPP loans	(850,618)	(1,524,389)	(1,688,713)	(1,830,426)	(1,953,122)
Total adjusted average loans (denominator)	$17,563,535	$17,382,167	$17,291,873	$17,164,088	$16,927,397

Net charge-offs (recoveries) to adjusted average loans (annualized)	(0.05)%	0.16%	0.14%	(0.08)%	(0.06)%

Non-performing loans (numerator)	$150,222	$153,729	$152,448	$147,127	$142,082

Net Loans	$18,269,407	$18,586,756	$18,990,986	$18,900,820	$19,028,621
Less: PPP loans	(590,447)	(1,114,401)	(1,688,394)	(1,581,712)	(1,960,165)
Total adjusted loans (denominator)	$17,678,960	$17,472,355	$17,302,592	$17,319,108	$17,068,456

Non-performing loans to total adjusted loans	0.85%	0.88%	0.88%	0.85%	0.83%

ACL - loans (numerator)	$256,727	$255,032	$265,986	$277,567	$266,825

Net Loans	$18,269,407	$18,586,756	$18,990,986	$18,900,820	$19,028,621
Less: PPP loans	(590,447)	(1,114,401)	(1,688,394)	(1,581,712)	(1,960,165)
Total adjusted loans (denominator)	$17,678,960	$17,472,355	$17,302,592	$17,319,108	$17,068,456

ACL - loans to total adjusted loans	1.45%	1.46%	1.54%	1.60%	1.56%

Pre-provision net revenue
Net interest income	$171,270	$162,399	$164,448	$161,591	$154,116
Non-interest income	62,577	51,890	95,397	55,574	63,249
Less: Investment securities gains, net	—	(36)	(33,475)	—	(2)
Total revenue	$233,847	$214,253	$226,370	$217,165	$217,363

Non-interest expense	$144,596	$140,831	$178,384	$154,737	$139,145
Less: Debt extinguishment	—	(412)	(32,163)	—	—
Less: Amortization on tax credit investments	(1,546)	(1,563)	(1,531)	(1,532)	(1,694)
Less: Intangible amortization	(150)	(178)	(115)	(132)	(132)
Total non-interest expense	$142,900	$138,678	$144,575	$153,073	$137,319

Pre-provision net revenue	$90,947	$75,575	$81,795	$64,092	$80,044

Note: numbers may not sum due to rounding.